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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 14, 1998


                           PROVIDENT COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                     1-11834                 62-1598430
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


                1 Fountain Square, Chattanooga, Tennessee 37402
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         (Address of principal executive offices, including Zip Code)


                                (423) 755-1011
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              Registrant's telephone number, including area code

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     Pursuant to a Registration Statement on Form S-3 (File No. 333-25009) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on April 11, 1997, the Registrant registered senior debt securities of the Company and certain back-up undertakings of the Company (the "Registered Securities"), for delayed or continuous offering to the public pursuant to Rule 415 under the Act, for a maximum aggregate initial offering price of $900 million. Reference is made to the Registration Statement for further information concerning the terms of the Registered Securities and the offering thereof.

     On June 30, 1998, an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the "Underwriters"), providing for the sale by the Company to, and the offering to the public by, the Underwriters of $200,000,000 6 3/8% Senior Notes due July 15, 2005 (the "2005 Notes") and $200,000,000 7% Senior Notes due July 15, 2018 (the
"2018 Notes" and, together with the 2005 Notes, the "Notes"). Specimens of the 2005 Notes and 2018 Notes are filed as Exhibits 4.1 and 4.2 hereto.

     The sale of the Notes to the Underwriters pursuant to the Underwriting Agreement was consummated on July 14, 1998. The Notes were offered and sold pursuant to a Prospectus Supplement, dated July 9, 1998, and a Prospectus, dated May 22, 1997, which have been filed under the Act pursuant to Rule 424(b).

     The Notes were issued pursuant to an Indenture, dated as of March 16, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, in the form previously filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated March 16, 1998.

     The opinion of Alston & Bird LLP, counsel to the Company, concerning certain legal matters with respect to the validity of the Notes is filed as
Exhibit 5.1 hereto. Such opinion includes the consent of Alston & Bird LLP to the reference to its name in the Prospectus Supplement.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement and the opinions and consents of Alston & Bird LLP to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the specimen Notes, the opinion and consent of Alston & Bird LLP or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed with this Form 8-K:

     1.1 Underwriting Agreement, dated as of June 30, 1998, among the Registrant and the underwriters named therein

     4.1   Specimen 6 3/8% Senior Note due July 15, 2005

     4.2   Specimen 7% Senior Note due July 15, 2018

     5.1   Opinion of Alston & Bird LLP regarding legality of Notes

     23.1  Consent of Alston & Bird LLP (included in exhibit 5.1)

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                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROVIDENT COMPANIES, INC.
                                  (REGISTRANT)

                                /s/  Ralph A. Rogers, Jr.
                                ------------------------------------------------
                                 Ralph A. Rogers, Jr.
                                 Senior Vice President and Treasurer

Date:  September 22, 1998

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